Exhibit (a)(1)(E)
LETTER OF ELECTION AND TRANSMITTAL
Offer to Exchange
by
BIOCERES CROP SOLUTIONS CORP.
of
Any and all of its Warrants to Purchase Ordinary Shares
for 0.12 Ordinary Shares or $0.45 Per Warrant
(subject in each case to the election procedures)

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON AUGUST 24, 2020, OR SUCH LATER TIME AND DATE TO WHICH THE OFFER IS EXTENDED (SUCH DATE AND TIME, AS THEY MAY BE EXTENDED, THE “EXPIRATION DATE”).

The Depositary for the Offer is:
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
By First Class Mail:	By Overnight or Hand Delivery:
One State Street Plaza, 30th Floor New York, NY 10004 Attn: Corporate Actions Department	One State Street Plaza, 30th Floor New York, NY 10004 Attn: Corporate Actions Department
For this Letter of Election and Transmittal (“Letter of Election and Transmittal”) to be validly delivered, it must be received by the Depositary at one of the addresses above before our Offer expires (in addition to the other requirements detailed herein). The instructions set forth in this Letter of Election and Transmittal should be read carefully before this Letter of Election and Transmittal is completed. Delivery of this Letter of Election and Transmittal to an address other than as set forth above will not be forwarded to the Depositary and will not constitute a valid delivery to the Depositary.
DESCRIPTION OF WARRANTS TENDERED (Attach Additional Signed List(s) if Necessary)
(See Instruction 3)
Name(s) and Address(es) of Registered Holder(s) (Please fill in exactly as name(s) appear(s) on Warrant Certificate(s))	Warrant Certificate Number(s)*	Total Number of Warrants Evidenced by Warrant Certificate(s)	Number of Warrants Tendered**

Total Warrants

*
Do not need to complete if Warrants are delivered by book-entry transfer.

**
Unless otherwise indicated, it will be assumed that all Warrants evidenced by each certificate delivered to the Depositary are being tendered hereby. See Instruction 4.

EXCHANGE CONSIDERATION ELECTION
(See Instruction 7)
NUMBER OF WARRANTS TENDERED FOR 0.12 ORDINARY SHARES PER WARRANT, SUBJECT TO THE PAYMENT OF CASH IN RESPECT OF FRACTIONAL EXCHANGE SHARES
NUMBER OF WARRANTS TENDERED FOR $0.45 IN CASH PER WARRANT, WITHOUT INTEREST

†
ANY WARRANTS TENDERED BUT FOR WHICH NO ELECTION IS MADE ABOVE WILL BE DEEMED TO HAVE BEEN TENDERED WITHOUT AN ELECTION, AND THE TENDERED WARRANTS WILL BE TREATED AS DESCRIBED IN “THE OFFER — SECTION 2. PROCEDURES FOR TENDERING WARRANTS — CONSEQUENCES OF TENDERING WITH NO ELECTION” IN THE OFFER TO EXCHANGE.

You should use this Letter of Election and Transmittal if you are tendering physical certificates, or are causing the Warrants to be delivered by book-entry transfer to the Depositary’s account at The Depositary Trust Company (“DTC”) pursuant to the procedures set forth in “The Offer — Section 2. Procedures for Tendering Warrants” of the Offer to Exchange.
All capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Offer to Exchange.
Certificates for Warrants, together with a properly completed Letter of Election and Transmittal and any other documents required by this Letter of Election and Transmittal, must be delivered to the Depositary and not to us. ANY DOCUMENTS DELIVERED TO US, OBERON SECURITIES, LLC, THE INFORMATION AGENT OR DTC WILL NOT BE FORWARDED TO THE DEPOSITARY OR CONSIDERED DELIVERED TO THE DEPOSITARY AND WILL NOT BE DEEMED TO BE VALIDLY DELIVERED.
The Offer is only available for outstanding Warrants.
This Letter of Election and Transmittal is to be completed if (i) certificates representing Warrants are to be forwarded herewith, or (ii) a tender of Warrants is to be made concurrently by book-entry transfer to the account maintained by DTC pursuant to “The Offer — Section 2. Procedures for Tendering Warrants” of the Offer to Exchange (See Instruction 2) and an Agent’s Message is not utilized.
The name(s) and address(es) of the registered holder(s) should be printed, if they are not already printed above, exactly as they appear on the certificates representing Warrants tendered. The certificate numbers, the number of Warrants represented by the certificates and the number of Warrants that the undersigned wishes to tender should be set forth in the appropriate boxes above.
The undersigned hereby tenders for exchange the Warrants described in the section above titled “Description of Warrants Tendered” pursuant to the terms and conditions of this Letter of Election and Transmittal and the Offer to Exchange. Such tenders are subject to the elections specified above under the heading “Exchange Consideration Selection,” or if no Exchange Consideration Selection is specified, will be deemed tendered with no election. See “The Offer — Section 2. Procedures for Tendering Warrants — Consequences of Tendering with No Election” in the Offer to Exchange.

Additional Information if Warrants Have Been Lost or Are Being Delivered
By Book-Entry Transfer
BOOK-ENTRY TRANSFER
(See Instruction 2)
☐
CHECK HERE IF TENDERED WARRANTS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY AT DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:
DTC Account No.:
Transaction Code No.:
NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.
The undersigned recognizes that, under certain circumstances set forth in the Offer to Exchange, we may terminate or amend the Offer or may postpone the acceptance for exchange of, or the exchange for, Warrants tendered. In any event, the undersigned understands that certificate(s) for any Warrants not tendered or not exchanged will be returned to the undersigned at the address indicated above, unless otherwise indicated under the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” below. The undersigned understands that acceptance of Warrants by the Company for exchange will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.
The check for the Cash Consideration for the Warrants tendered and exchanged will be issued to the order of the undersigned and mailed to the address indicated in the box titled “Description of Warrants Tendered” above, unless otherwise indicated in the box titled “Special Payment Instructions” or the box titled “Special Delivery Instructions” below. The undersigned acknowledges that the Company has no obligation, pursuant to the “Special Payment Instructions,” to transfer any Warrants from the name of its registered holder(s), or to order the registration or transfer of any Warrants tendered by book-entry transfer, if the Company does not exchange any of the Warrants.
Ladies and Gentlemen:
The undersigned hereby tenders to Bioceres Crop Solutions Corp. (the “Company,” “we,” “us” or “our”) upon the terms and subject to the conditions described in the offer to exchange dated July 27, 2020 (the “Offer to Exchange”), and in this Letter of Election and Transmittal (“Letter of Election and Transmittal,” which together, as each may be supplemented or amended from time to time, constitute the “Offer”), receipt of which is hereby acknowledged, the number indicated herein of Warrants, each to purchase one Ordinary Share, for 0.12 Ordinary Shares (the “Exchange Shares”) or $0.45 in cash per Warrant, without interest (the “Cash Consideration” and together with the Exchange Shares, the “Exchange Consideration”), at the election of the holder.
NO FRACTIONAL EXCHANGE SHARES WILL BE ISSUED. FOR ANY HOLDERS ELECTING TO RECEIVE EXCHANGE SHARES, WARRANTS MAY ONLY BE EXCHANGED FOR WHOLE EXCHANGE SHARES. IN LIEU OF ISSUING FRACTIONAL EXCHANGE SHARES TO WHICH ANY HOLDER OF WARRANTS WOULD OTHERWISE HAVE BEEN ENTITLED, THE COMPANY WILL ROUND THE NUMBER OF EXCHANGE SHARES TO WHICH SUCH HOLDER IS ENTITLED, AFTER AGGREGATING ALL FRACTIONS, DOWN TO THE NEXT WHOLE NUMBER OF EXCHANGE SHARES. THE COMPANY WILL PAY A CASH ADJUSTMENT FOR ALL FRACTIONAL EXCHANGE SHARES BASED UPON THE CLOSING PRICE OF THE ORDINARY SHARES ON THE BUSINESS DAY PRECEDING THE SETTLEMENT.

The undersigned elects to have his, her or its Warrants purchased or exchanged pursuant to one of more of the foregoing options, as indicated in the “Exchange Consideration Election” section above.
If the undersigned fails to properly make an Exchange Consideration Election, the undersigned will be deemed to have tendered his, her or its Warrants with no election. See “The Offer — Section 2. Procedures for Tendering Warrants — Consequences of Tendering with No Election” in the Offer to Exchange.
Subject to, and effective upon, acceptance of the Warrants tendered in accordance with the terms and subject to the conditions of the Offer, including, if the Offer is extended or amended, the terms and conditions of the extension or amendment, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all Warrants tendered and orders the registration of all Warrants if tendered by book-entry transfer and irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned with respect to the Warrants with full knowledge that the Depositary also acts as the agent of the Company, with full power of substitution (the power of attorney being deemed to be an irrevocable power coupled with an interest), to:
•
deliver certificate(s) representing the Warrants or transfer ownership of the Warrants on the account books maintained by DTC, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company upon receipt by the Depositary, as the undersigned’s agent, of the Exchange Consideration with respect to the Warrants;

•
present certificates for the Warrants for cancellation and transfer on the books of the Company; and

•
receive all benefits and otherwise exercise all rights of beneficial ownership of the Warrants, subject to the next paragraph, all in accordance with the terms and subject to the conditions of the Offer.

All Warrants validly tendered and not properly withdrawn will be exchanged, subject to the conditions of the Offer described in the Offer to Exchange. See “The Offer — Section 1. Number of Warrants; Exchange Consideration” of the Offer to Exchange. The undersigned covenants, represents and warrants to the Company that the undersigned:
•
owns the tendered Warrants and has the full power and authority to tender, sell, assign and transfer the tendered Warrants and when the same are accepted for exchange by the Company, the Company shall acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances conditional sales agreements or other obligations relating to the sale or transfer of the Warrants, and not subject to any adverse claims;

•
understands that tenders of Warrants pursuant to any one of the procedures described in “The Offer — Section 2. Procedures for Tendering Warrants” of the Offer to Exchange and in the instructions hereto will constitute the undersigned’s acceptance of the terms and conditions of the Offer;

•
releases and discharges the Company from any and all claims that the undersigned may have now or in the future arising out of or related to the Warrants tendered hereby, other than payment of the Exchange Consideration; and

•
will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer free and clear of all liens of the Warrants tendered hereby.

A tender of Warrants made by means of this Letter of Election and Transmittal will also constitute an acknowledgement by the undersigned tendering Warrant holder that:
•
the Offer is discretionary and may be extended, modified, suspended or terminated by us as provided herein;

•
such Warrant holder is voluntarily participating in the Offer;

•
the future value of our Warrants is unknown and cannot be predicted with certainty;

•
such Warrant holder has received the Offer to Exchange;

•
such Warrant holder is not relying on the Company, Oberon Securities, LLC, the Information Agent or the Depositary for tax or financial advice with regard to how the Offer will impact the tendering Warrant holder’s specific situation;

•
any foreign exchange obligations triggered by such Warrant holder’s tender of Warrants or receipt of proceeds are solely his, her or its responsibility; and

•
regardless of any action that the Company takes with respect to any or all income/capital gains tax, social security or insurance tax, transfer tax or other tax-related items (“Tax Items”) related to the Offer and the disposition of Warrants, the ultimate liability for all Tax Items is and remains his, her or its sole responsibility.

The undersigned understands that tenders of Warrants pursuant to any one of the procedures described in “The Offer — Section 2. Procedures for Tendering Warrants” of the Offer to Exchange and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer. The undersigned acknowledges that under no circumstances will the Company pay interest on the Exchange Consideration, including without limitation by reason of any delay in making payment.
The undersigned recognizes that the Company has no obligation, pursuant to the “Special Payment Instructions,” to transfer any Warrants from the name of the registered holder(s) thereof, if the Company does not accept for exchange any of the Warrants so tendered.
Unless otherwise indicated under “Special Payment Instructions,” please issue the check for the Cash Consideration (less the amount of any federal income tax or backup withholding required to be withheld) and/or the certificates for the Exchange Shares issued upon exchange of the Warrants and return any Warrants not tendered or not exchanged, in the name(s) of the undersigned or, in the case of Warrants tendered by book-entry transfer, by credit to the account at DTC. Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the Cash Consideration (less the amount of any federal income tax or backup withholding required to be withheld) and/or the certificates for the Exchange Shares issued upon exchange of the Warrants and any certificates for Warrants not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). In the event that both “Special Payment Instructions” and “Special Delivery Instructions” are completed, please issue the check for the Cash Consideration (less the amount of any federal income tax or backup withholding required to be withheld) and/or the certificates for the Exchange Shares issued upon exchange of the Warrants and return any Warrants not tendered or not exchanged in the name(s) of, and mail said check and any certificates to, the person(s) so indicated.
All authority conferred or agreed to be conferred will survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder will be binding on the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the Offer to Exchange, the tender of the undersigned’s Warrants pursuant to this Letter of Election and Transmittal is irrevocable.

SPECIAL PAYMENT INSTRUCTIONS	SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 4, and 6)	(See Instructions 1, 4, and 6)

      To be completed ONLY if certificate(s) for Warrants not tendered or not exchanged and/or certificates for the Exchange Shares issued upon exchange of the Warrants and/or any check for the Cash Consideration are to be issued in the name of someone other than the undersigned.
Issue:
☐   Check
☐   Warrant Certificate(s)
☐   Exchange Shares Certificate(s) to:
Name:

Address:

Zip Code:

Tax Identification or Social Security Number:

(Complete Form W-9 or an appropriate
Form W-8, as applicable)

      To be completed ONLY if certificate(s) for Warrants not tendered or not exchanged and/or certificates for the Exchange Shares issued upon exchange of the Warrants and/or any check for the Cash Consideration are to be mailed or sent to someone other than the undersigned, or to the undersigned at an address other than that designated in the box entitled “Description of Warrants Tendered” above.
Mail:
☐   Check
☐   Warrant Certificate(s)
☐   Exchange Shares Certificate(s) to:
Name:

Address:

Zip Code:

Tax Identification or Social Security Number:
(Complete Form W-9 or an appropriate
Form W-8, as applicable)

IMPORTANT WARRANT HOLDERS SIGN HERE
Please Complete and Return a Form W-9 or an appropriate Form W-8, as applicable.
(Must be signed by the registered holder(s) exactly as such holder(s) name(s) appear(s) on certificate(s) for Warrants or on a security position listing or by person(s) authorized to become the registered holder(s) thereof by certificates and documents transmitted with this Letter of Election and Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

Signature(s) of Owner(s):
Dated:	Name(s):
Capacity (full title):
Address: (Include Zip Code)
Daytime Area Code and Telephone Number:
Taxpayer Identification or Social Security Number:
(See Form W-9 or an appropriate Form W-8, as applicable) GUARANTEE OF SIGNATURE(S) (If Required — See Instructions 1 and 5)
Authorized Signature:	(Please Print)
Name:
Title:
Name of Firm:
Name of Firm:
Address:	(Include Zip Code)
Area Code and Telephone Number:
Dated:
INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER
1.
Guarantee of Signatures.   No signature guarantee is required if:

•
this Letter of Election and Transmittal is signed by the registered holder of the Warrants whose name appears on a security position listing as the owner of the Warrants tendered and the holder has not completed either the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” on this Letter of Election and Transmittal; or

•
Warrants are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or an “eligible guarantor institution,” as the term is defined in Rule 17Ad-15 under the Exchange Act (each of the foregoing constituting an “eligible institution”).
In all other cases, all signatures on this Letter of Election and Transmittal must be guaranteed by an eligible institution. See Instruction 5.
2.
Delivery of Letter of Election and Transmittal and Certificates.   This Letter of Election and Transmittal is to be completed if certificates for Warrants are delivered with it to the Depositary or if a tender for Warrants is being made concurrently pursuant to the procedure for tender by book-entry transfer set forth in “The Offer — Section 2. Procedures for Tendering Warrants” of the Offer to Exchange and an Agent’s Message is not utilized. Certificates for all physically tendered Warrants or confirmation of a book-entry transfer into the Depositary’s account at DTC of Warrants tendered electronically, together in each case with a properly completed and duly executed Letter of Election and Transmittal, or an Agent’s Message in the case of a book-entry transfer, and any required signature guarantees and other documents required by the Letter of Election and Transmittal, should be mailed or delivered to the Depositary at the appropriate address set forth in this document and must be received by the Depositary on or before the Expiration Date. Delivery of this Letter of Election and Transmittal and any other required documents to DTC or any other person or address does not constitute delivery to the Depositary.

The method of delivery of all documents, including certificates for Warrants, this Letter of Election and Transmittal and any other required documents, is at the election and risk of the tendering Warrant holder. If delivery is by mail, then registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.
We will not accept any alternative, conditional or contingent tenders, nor will we exchange any fractional Warrants, except as expressly provided in the Offer to Exchange. All tendering Warrant holders, by execution of this Letter of Election and Transmittal (or a facsimile of this Letter of Election and Transmittal), waive any right to receive any notice of the acceptance of their tender.
3.
Inadequate Space.   If the space provided in the box entitled “Description of Warrants Tendered” above is inadequate, the certificate numbers and/or the number of Warrants should be listed on one or more separate signed schedules and attached to this Letter of Election and Transmittal.

4.
Partial Tenders and Unexchanged Warrants.   (Not applicable to Warrant holders who tender by book-entry transfer.) If fewer than all of the Warrants evidenced by any certificate are to be tendered, fill in the number of Warrants that are to be tendered in the column entitled “Number of Warrants Tendered” in the box entitled “Description of Warrants Tendered” above. In that case, if any tendered Warrants are exchanged, a new certificate for the remainder of the Warrants (including any Warrants not exchanged) evidenced by the old certificate(s) will be issued and sent to the registered holder(s), unless otherwise specified in either the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” in this Letter of Election and Transmittal, as soon as practicable after the Expiration Date. Unless otherwise indicated, all Warrants represented by the certificate(s) set forth above and delivered to the Depositary will be deemed to have been tendered.

5.
Signatures on Letter of Election and Transmittal; Instruments of Transfer and Endorsements.

If this Letter of Election and Transmittal is signed by the registered holder(s) of the Warrants tendered, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.
If any of the Warrants tendered hereby are registered in the names of two or more persons, all such persons must sign this Letter of Election and Transmittal.
If any of the Warrants tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.
If this Letter of Election and Transmittal is signed by the registered holder(s) of the Warrants tendered hereby, no endorsement(s) of certificate(s) representing the Warrants or separate instrument(s) of transfer are required unless payment is to be made or the certificate(s) for Warrants not tendered or not exchanged are to be issued to a person other than the registered holder(s). Signature(s) on the certificate(s) must be guaranteed by an eligible institution.
If this Letter of Election and Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, or if payment is to be made or certificates for the Exchange Shares issued upon exchange of the Warrants or certificate(s) for Warrants not tendered or not exchanged are to be issued to a person other than the registered holder(s), the certificate(s) must be endorsed or accompanied by appropriate instrument(s) of transfer, in either case signed exactly as the name(s) of the registered holder(s) appears on the certificate(s), and the signature(s) on the certificate(s) or instrument(s) of transfer must be guaranteed by an eligible institution. See Instruction 1.
If this Letter of Election and Transmittal or any certificate(s) or instrument(s) of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, that person should so indicate when signing this Letter of Election and Transmittal and must submit proper evidence satisfactory to the Depositary which is satisfactory to us of his or her authority to so act.
6.
Special Payment and Delivery Instructions.   If certificate(s) for Warrants not tendered or not exchanged and/or certificate for the Exchange Shares issued upon exchange of the Warrants and check(s) are to be issued in the name of a person other than the signer of this Letter of Election and Transmittal or if the certificates and/or checks and/or certificate for the Exchange Shares issued upon exchange of the Warrants are to be sent to someone other than the person signing this Letter of Election and Transmittal or to the signer at a different address, the box entitled “Special Payment Instructions” and/or the box entitled “Special Delivery Instructions” on this Letter of Election and Transmittal should be completed as applicable and signatures must be guaranteed as described in Instruction 1.

7.
Election Procedure;Revocation or Change of Election.   The “Exchange Consideration Election” section must be completed if you desire to elect the type of consideration to be received in exchange for the Warrants being tendered hereby. There are two elections to choose from: the Exchange Shares or the Cash Consideration. Each election is described in the Offer to Exchange. You may check (i) one box to designate all of your Warrants for one election option or (ii) fill in the number of Warrants next to one or more of the election options. If you leave the election options blank, you will be treated as if you did not make an election, and the tendered Warrants will be treated as described in “The Offer — Section 2. Procedures for Tendering Warrants — Consequences of Tendering with No Election” in the Offer to Exchange.

Elections (whether actual or deemed) are irrevocable, except that Warrants tendered pursuant to the Offer may be withdrawn at any time prior to the Expiration Date. After an effective withdrawal, Warrants may retendered with another election or with no election by submitting to the Depositary a completed replacement of this Letter of Election and Transmittal (and any other documents required in connection with the Offer for properly tendering Warrants) prior to the Expiration Date.
8.
Irregularities.   All questions as to the number of Warrants to be accepted and the validity, form, eligibility (including time of receipt) and acceptance for exchange of any tender of Warrants will be determined by the Company, in its sole discretion, and its determination will be final and binding on all parties, except as finally determined in a subsequent judicial proceeding in a court of competent jurisdiction if the Company’s determinations are challenged by Warrant holders. We reserve the absolute right to reject any or all tenders of any Warrants that they determine are not in proper form or the acceptance for exchange of or exchange for which may, in the opinion of our counsel, be unlawful. We also reserve the absolute right to waive any conditions of the Offer with respect to all tendered Warrants or waive any defect or irregularity in any tender with respect to any particular Warrants or any particular Warrant holder whether or not we waive similar defects or irregularities in the case of other Warrant holders. No tender of Warrants will be deemed to have been properly made until all defects or irregularities have been cured by the tendering Warrant holder or waived by the Company. The Company will not be liable for failure to waive any condition of the Offer, or any defect or irregularity in any tender of Warrants. None of the Company, the Depositary, the Information Agent, Oberon Securities, LLC or any other person will be obligated to give notification of any defects or irregularities in tenders, nor will any of them incur any liability for failure to give any notice.

9.
Questions and Requests for Assistance and Additional Copies.   Questions or requests for assistance may be directed to the Information Agent at its telephone numbers and address set forth at the end of this Letter of Election and Transmittal. Warrant holders may request additional copies of the Offer to Exchange and this Letter of Election and Transmittal from the Information Agent at its telephone number and address set forth at the end of this Letter of Election and Transmittal.

10.
Important Tax Information.   Under the U.S. federal income tax backup withholding rules, unless an exemption applies under the applicable law and regulations and a Warrant holder or other payee provides appropriate documentation, certifying that, among other things, its taxpayer identification number (employer identification number or social security number) is correct or otherwise establishes an exemption, the gross proceeds payable to such Warrant holder or other payee pursuant to the Offer will be subject to backup withholding (currently, at a rate of 24%), which amount must be withheld and remitted to the Internal Revenue Service (the “IRS”). Therefore, each tendering Warrant holder that is a U.S. person for U.S. federal income tax purposes should complete and sign a Form W-9 in order to provide the information and certification necessary to avoid backup withholding. This form can be obtained from the IRS website at http://www.irs.gov. If such tendering Warrant holder provides an incorrect taxpayer identification number or does not provide other required information or an adequate basis for exemption, the tendering Warrant holder may be subject to penalties imposed by the IRS. Certain “exempt recipients” (including, among others, all corporations and certain Warrant holders that are not U.S. persons for U.S. federal income tax purposes) are not subject to backup withholding. In order for a Warrant holder that is not a U.S. person for U.S. federal income tax purposes to qualify as an exempt recipient, it must submit an appropriate IRS Form W-8 (or successor form), signed under penalties of perjury, attesting to its exempt status. The failure of such a tendering Warrant holder to provide the appropriate IRS Form W-8 may result in backup withholding on some or all of the payments made to such tendering Warrant holder. This form can be obtained from the IRS website at http://www.irs.gov. Backup withholding is not an additional tax and may be credited against U.S. federal income tax payable by a tendering Warrant holder if such credit is properly claimed on the tendering Warrant holder’s applicable tax return or, if such backup withholding exceeds such amount of tax payable, claimed as a refund, provided the requisite information is correctly furnished to the IRS in a timely manner.

11.
Ordinary Shares.   The Offer is only available to outstanding Warrants. The Company also has outstanding Ordinary Shares that are not within the scope of the Offer.

This Letter of Election and Transmittal, properly completed and duly executed, together with certificates representing Warrants being tendered or confirmation of book-entry transfer and all other required documents should be sent or delivered by each Warrant holder of the Company who wishes to participate in the Offer or such holder’s broker, dealer, commercial bank, trust company or other nominee, to the Depositary by the Expiration Date at one of the addresses set forth below. Holders are encouraged to return a completed Form W-9 or appropriate Form W-8, as applicable, with this Letter of Election and Transmittal.
The Depositary for the Offer is:
Continental Stock Transfer & Trust Company
One State Street Plaza, 30th Floor
New York, NY 10004
Attention: Corporate Actions Department
Questions or requests for assistance may be directed to the Information Agent at its address and telephone numbers set forth below. Requests for additional copies of the Offer to Exchange, the Letter of Election and Transmittal and the other Offer documents may be directed to the Information Agent at its address and telephone numbers set forth below. Warrant holders may also contact their broker, dealer, commercial bank or trust company for assistance concerning the Offer.

The Information Agent for the Offer is:
Innisfree M&A Incorporated
501 Madison Avenue, 20th floor
New York, New York 10022
Warrant holders may call toll-free at (877) 456-3402
Banks and brokers may call collect at (212) 750-5833